                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
[X]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                                NUTRACEUTIX, INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 1999
                            ------------------------

To the Stockholders of Nutraceutix, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NUTRACEUTIX, INC. (the "Company"), a Delaware corporation, will be held at The Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington on Tuesday, May 25, 1999 at 10:00 a.m., Pacific Daylight Savings time. The purposes of the Annual Meeting will be:

          1. To elect two directors to serve as the Class 1 directors on the Company's Board of Directors for a three-year term (Proposal No. 1); and

          2. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 15, 1999, as the record date for determining the stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of Common Stock of the Company at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual meeting. A review of the Company's operations for the year ended December 31, 1998 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors
                                          /s/  WILLIAM D. ST. JOHN
                                          William D. St. John
                                          President and Chairman of the Board

Redmond, Washington
April 23, 1999

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 1999

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Nutraceutix, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, on May 25, 1999 at 10:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. All expenses of the Company associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company.

     The two persons named as proxies on the enclosed proxy card, William D. St. John and Steven H. Moger, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the two nominees as Class 1 directors proposed by the Board of Directors.

     A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

     These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about April 26, 1999 to stockholders of record on April 15, 1999 of the Company's Common Stock. The principal executive office and mailing address of the Company is 8340 - 154th Avenue N.E., Redmond, Washington 98052.

VOTING AT THE MEETING

     The shares of Common Stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled on April 15, 1999, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On April 15, 1999, there were 17,489,812 shares of Common Stock outstanding and entitled to vote.

     Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). If a quorum (consisting of a majority of the shares of Common Stock outstanding as of the record date) is present at the Annual Meeting, the two nominees for the director positions to be elected who receive the greatest number of votes cast by the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected.

     Directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or broker non-votes will have no effect thereon.

                             ELECTION OF DIRECTORS

     In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than 4 and no more than 12 directors, the specific number to be determined by resolution adopted by the Board of Directors. The size of the Board is currently set at five persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class 1 and Class 3 each consists of two directors, and Class 2 consists of one director. Two Class 1 directors will be elected at the Annual Meeting.

     The Class 2 director, Herbert L. Lucas, has been elected to a term that expires in 2000. The Class 3 directors, William D. St. John and Daniel B. Ward, have been elected to terms that expire in 2001.

NOMINEES FOR DIRECTOR (PROPOSAL NO. 1)

     The name and certain information concerning the persons to be nominated by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW. Shares represented by proxies will be voted for the election of the persons named below unless authority has been withheld in the proxy. The nominees have consented to serve as directors. The Board of Directors has no reason to believe that the nominees will be unable to serve as directors. In the event of the death or unavailability of the nominees, the proxy holders will have discretionary authority under the proxy to vote for suitable substitute nominees as the Board of Directors may recommend. Proxies may not be voted for more than two nominees. The Board of Directors has nominated the persons named in the following table:

                          NAME                             AGE    HAS BEEN A DIRECTOR SINCE
                          ----                             ---    -------------------------
Arthur S. Pearson........................................  71               1998
(Class 1, three-year term)
Carl W. Schafer..........................................  63               1995
(Class 1, three-year term)

     Arthur S. Pearson was elected to the Board of Directors in December, 1998 to fill a vacancy created by the resignation of Dr. Gilbert S. Omenn. Since 1981, Mr. Pearson has managed Arthur S. Pearson Associates, Management Consultants. From 1977 to 1981, Mr. Pearson was Corporate Vice President of Advertising of Standard Brands/Nabisco. Prior thereto, he served in senior marketing positions at Bristol Myers Co. from 1963-1977; his last position was Director of Marketing Services of the Clariol division. From 1960 to 1963, Mr. Pearson was Director of Marketing Research, Ralston Purina.

     Carl W. Schafer has served as a member of the Board of Directors since 1995. He has served as President of the Atlantic Foundation since 1990 and from 1987 to 1990 was a principal of Rockefeller & Co., Inc. Prior thereto, he was the Financial Vice President, Treasurer and Chief Financial Officer of Princeton University. Mr. Schafer was also chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1985 to 1992. Mr. Schafer joined Princeton in 1969 after serving as a principal staff assistant to the Committee on Appropriations, U.S. House of Representatives. Mr. Schafer serves as a director and/or trustee of a number of corporations and foundations, including Frontier Oil Corporation, the Paine Webber and Guardian groups of mutual funds, Evans Systems, Inc., Harbor Branch Institution, Electronic Clearing House, Inc., Roadway Express, Inc. and Base Ten Systems, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held seven (7) meetings and took action pursuant to seven (7) unanimous written consents during the year ended December 31, 1998.

     During 1998, the members of the Compensation Committee were Mr. Lucas, Dr. Omenn, Mr. Schafer and Mr. Ward. The Compensation Committee is responsible for setting the compensation of the Chief

Executive Officer and consults with the Chief Executive Officer regarding the compensation of other corporate officers. The Compensation Committee held one
(1) meeting during 1998. During 1998, the members of the Audit Committee were Mr. Lucas, Dr. Omenn, Mr. Schafer and Mr. Ward. The Audit Committee did not meet during 1998. During 1998, the members of the Nominating Committee were Mr. Lucas, Mr. St. John and Dr. Omenn. The Nominating Committee did not meet during 1998.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 1999, certain information furnished to the Company with respect to ownership of the Company's Common Stock of (i) each director and director nominee, (ii) the Chief Executive Officer,
(iii) all persons known by the Company to be beneficial owners of more than five percent (5%) of the Company's Common Stock, and (iv) all executive officers and directors as a group.

                                                             NUMBER         PERCENT OF
                                                               OF             SHARES
 STOCKHOLDER                                                 SHARES       OUTSTANDING(1)
 -----------                                                ---------    -----------------
Consolidated Nutrition, L.C.(2)...........................  1,920,000         10.98%
  12700 W. Dodge Road
  Omaha, NE 68154-6103
Brian Jackson.............................................  1,250,000          7.15%
  80 Whitehorn Drive
  Miami Springs, FL 33166-5057
William D. St. John(3)....................................  1,380,983          7.90%
Herbert L. Lucas(4).......................................    623,824          3.57%
Arthur S. Pearson.........................................     17,000               *
Carl W. Schafer(5)........................................    235,000          1.34%
Daniel B. Ward(6).........................................    208,000          1.19%
All Directors and Executive Officers as a group (8
  persons)(7).............................................  2,801,764         16.03%

---------------
 *  Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after March 31, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) As permitted by Rule 13d-4, Consolidated Nutrition, L.C. disclaims beneficial ownership within the meaning of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 of the 1,920,000 shares of Common Stock of the Company ("Disclaimed Shares"). Consolidated Nutrition, L.C. declares that the Disclaimed Shares should be held in the name of Premiere Agri Technologies, Inc., a Delaware corporation and a wholly owned subsidiary of Archer-Daniels-Midland Company, a Delaware corporation. Consolidated Nutrition, L.C. is 50% owned by Archer-Daniels-Midland Company. The Disclaimed Shares were acquired by Consolidated Nutrition, L.C. (successor to Central Soya Company, Inc. and Premiere Agri Technologies, Inc.) pursuant to the exchange of shares resulting in the acquisition of BioTechniques Laboratories, Inc. ("BTL") by the Company in 1995.

(3) Includes 248,001 shares subject to options exercisable as of May 30, 1999, of which 73,334 shares are subject to options held by Patricia A. St. John, Mr. St. John's wife.

(4) Includes 195,000 shares subject to options exercisable as of May 30, 1999.

(5) Includes 225,000 shares subject to options exercisable as of May 30, 1999.

(6) Includes 195,000 shares subject to options exercisable as of May 30, 1999.

(7) Includes 976,322 shares subject to options exercisable as of May 30, 1999.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table identifies the current directors and executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors immediately following each Annual Meeting of the Company's stockholders to hold office until their successors are elected and qualified.

NAME                                 AGE    CURRENT POSITION(S) WITH COMPANY    POSITION HELD SINCE
----                                 ---    --------------------------------    -------------------
William D. St. John................  47    President, Chairman of the Board,           1995
                                           Director (Class 3, exp. 2001)
Patricia A. St. John...............  47    Vice President of Administration,           1997
                                           Secretary and Treasurer
Steven H. Moger....................  35    Vice President of Operations                1997
Lyndon C. Johnson..................  42    Vice President of Sales and                 1998
                                           Marketing
Herbert L. Lucas...................  72    Director (Class 2, exp. 2000)               1995
Arthur S. Pearson..................  71    Director (Class 1, exp. 1999)               1998
Carl W. Schafer....................  63    Director (Class 1, exp. 1999)               1995
Daniel B. Ward.....................  71    Director (Class 3, exp. 2001)               1995

     For information on the business background of Mr. Pearson and Mr. Schafer, See "Nominees For Director" above.

     William D. St. John has served as the Company's President and Chairman of the Board since 1995, and as President and Chairman of the Board of BioTechniques Laboratories, Inc. ("BTL"), a subsidiary of the Company, for the past 15 years. From 1986 to 1989, Mr. St. John was CEO of Ecova, Inc., a leader in bioremediation. Prior to joining Ecova, he was a Manager of Northwest Bio-engineering, which developed proprietary enzymatic systems for the conversion of organic waste streams into animal feed and fertilizers. He was previously employed as a consultant to Tempa, Inc., an Alaska-based manufacturer of animal feed concentrates, and as a scientist for both the Department of Fisheries/Food Science, University of Washington and the Food and Drug Administration. Mr. St. John received his B.Sc. from Seattle University in 1973 and MS in Micro/Molecular Biology from Ohio State University in 1975.

     Patricia A. St. John has served in various management positions at BTL for the past 14 years, including the last ten years as Director of Corporate Relations. In December of 1997, Mrs. St. John was promoted to Vice President of Administration of the Company. From 1986 to 1988 Mrs. St. John was the Director of Corporate Relations for Ecova, Inc. a leader in bio-remediation. Prior to these positions, Mrs. St. John held administrative positions with the May's Drug Store chain. She is the wife of William D. St. John.

     Steven H. Moger has served in various financial management positions for BTL for the past 12 years. For the past four years, Mr. Moger has served as the Controller/General Manager of the Company. In December of 1997 Mr. Moger was promoted to Vice President of Operations/General Manager. Mr. Moger received his BA in Accounting from Western Washington University in 1986 and obtained his CPA in 1989.

     Lyndon C. Johnson has served in various management positions in the nutrition industry during the last fifteen years. Mr. Johnson was named Vice President of Sales and Marketing of the Company in August of 1998. From July of 1997 to August of 1998, Mr. Johnson was with Olympian Laboratories, Inc., as Vice President of Sales and Marketing. From 1991 to 1997, he was Vice President for Weider Nutrition International, Mass Market Division and National Sales Manager of Health Food and Private Label Division for Weider. From 1982 to 1990, Mr. Johnson was the Area Director/General Manager of the western regional market of Nutri/System Weight Loss Centers. Mr. Johnson attended the University of Utah.

     Herbert L. Lucas has served as a member of the Company's Board of Directors since 1995, and as a director of BTL since 1983. Mr. Lucas was with Carnation International, a multinational food processing company, from 1963 to 1981, rising to the position of President and Director. Mr. Lucas serves on the board of several corporations and non-profit institutions, including the Wellington Trust Company, Boston; The J. Paul Getty Trust, Los Angeles, and the Winrock International Institute for Agricultural Development, Morrilton,

Arkansas. Mr. Lucas received his BA from Princeton University in 1950 and MBA from the Harvard University School of Business Administration in 1952.

     Daniel B. Ward has served as a member of the Company's Board of Directors since 1995 and as a director of BTL since 1983. Since 1977 he has had his own financial consulting firm which specializes in mergers and acquisitions. From 1976 to 1977, Mr. Ward was Vice President of Finance for Norfin, Inc., a business machine manufacturer. From 1972 to 1975 he was Regional Director of the Small Business Administration and from 1966 to 1972 was Director of the Washington State Department of Commerce and Economic Development. Mr. Ward received his BA from Princeton University in 1950.

     Officers serve at the discretion of the Company's Board of Directors. William D. St. John and Patricia A. St. John are husband and wife. No other family relationship exists among any directors or executive officers of the Company or the nominees for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows all the cash compensation paid by the Company to the President, as well as certain other compensation paid during the fiscal years indicated. No other officer earned total salary and bonus in excess of $100,000 for the periods indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                    ANNUAL COMPENSATION          COMPENSATION AWARDS
                                              --------------------------------   -------------------
                                                                     OTHER           SECURITIES
                                                                     ANNUAL          UNDERLYING
NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS    COMPENSATION         OPTIONS
---------------------------           ----    -------    -----    ------------   -------------------
William D. St. John,................  1998    148,500(1) 8,000(2)    36,015(3)          20,000
President                             1997    119,000    8,000(2)    62,411(3)          30,000
                                      1996    119,000    8,000(2)    51,757(3)         148,000

---------------
(1) Mr. St. John received an annual base salary of $119,000 until April 1998. From April 1998 to May 1998, his annual salary was $150,000. In October 1998, his annual salary was increased to $175,000.

(2) Consists of premiums paid by the Company for key-man life insurance and term insurance.

(3) Other Annual Compensation consists of commissions. Mr. St. John received a commission on the Company's gross sales, as follows: .65% on all sales, additional 2% over $150,000. All commissions payable to Mr. St. John on the Company's sales terminated in May 1998.

     The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 1998 to Mr. St. John. Mr. St. John did not exercise any options during 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                NUMBER OF         PERCENT OF TOTAL    EXERCISE
                                                SECURITIES       OPTIONS GRANTED TO    OR BASE
                                            UNDERLYING OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION
NAME                                            GRANTED(#)         FISCAL YEAR(1)     ($/SHARE)      DATE
----                                        ------------------   ------------------   ---------   ----------
William D. St. John.......................        20,000                6.6%            $1.00      01/30/08

---------------
(1) Based on stock options representing an aggregate of 303,598 shares of Common Stock granted to employees during the fiscal year ended December 31, 1998.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has a three year employment contract with its President, William D. St. John, which commenced on April 1, 1998, and which is renewable for an additional three-year period unless either party gives 180 days notice to the other. The employment agreement provides for an initial base annual salary of not less than $150,000. As of October 1, 1998, the base salary paid to Mr. St. John increased from $150,000 to $175,000.

     The Company has a three-year employment contract with Lyndon C. Johnson as its Vice President of Sales and Marketing. The employment agreement commenced on September 8, 1998. The employment agreement provides for an initial base salary of $150,000 plus commissions and bonus not to exceed fifty percent (50%) of the base salary. The bonus is earned if certain sales levels, profitability and other objectives are met as determined on an annual basis by the Compensation Committee.

                             DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

     The Company pays no additional remuneration to employees of the Company who serve as directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company's Board of Directors. Effective October 1, 1998, the Board of Directors adopted the following compensation plan for nonemployee directors ("Eligible Directors"): (a) upon first joining the Board, the Eligible Director is granted 10,000 shares of the Company's Common Stock (b) on October 1 of each year, each Eligible Director is granted 10,000 shares of the Company's Common Stock, and (c) each Eligible Director receives a quarterly cash retainer in the amount $2,500 for service as a Director. Prior to adoption of this plan in October 1998, the Company granted stock options to its non-employee directors. In January 1998, Mr. Lucas, Mr. Omenn, Mr. Schafer and Mr. Ward were each granted nonqualified stock options exercisable for 20,000 shares of the Company's Common Stock at a price of $1.00 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until May 1998, William D. St. John received certain commissions on the Company's gross sales. See "Executive Compensation -- Summary Compensation Table" above. Until May 1998, Steven H. Moger also received certain commissions on the Company's gross sales. Mr. Moger received $12,833 in total commission payments in 1998. All commissions payable to Mr. Moger on the Company's sales terminated in May 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's Common Stock ("ten percent stockholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 1998, the Company's officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

                             STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be included in the Company's Proxy Statement for its 2000 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than December 24, 1999. According to the Company's Bylaws, proposals by shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive office not less than 75 and not more than 90 days prior to the meeting.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

     Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 1998. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, NUTRACEUTIX, INC., 8340 -- 154TH AVENUE N.E., REDMOND, WASHINGTON 98052.

                                          By the Order of the Board of
                                          Directors:
                                          /s/ WILLIAM D. ST. JOHN
                                          William D. St. John
                                          President and Chairman of the Board

Dated: April 23, 1999.

PROXY

                                NUTRACEUTIX, INC.
                                   PROXY FORM
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 1999


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRACEUTIX, INC.

           The undersigned shareholder of record of Nutraceutix, Inc., a Delaware corporation (the "Company"), hereby appoints William D. St. John and Steven H. Moger, or either of them acting in absence of the other, with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders to be held at 10:00 a.m. PDT on May 25, 1999, at The Edgewater Inn, Pier 67, 2411 Alaskan Way, Seattle, Washington, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                         CUT ALONG LINE AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"                       WITHHOLD
ELECTION OF DIRECTORS                                    FOR         AUTHORITY   PLEASE SIGN, DATE AND RETURN THIS PROXY
                                                    all nominees    to vote for  CARD TODAY IN THE ENCLOSED PRE-ADDRESSED
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR      listed        nominees    ENVELOPE.
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
NOMINEE'S NAME)

   ELECTION OF DIRECTORS                                 [ ]            [ ]      I PLAN TO ATTEND THE ANNUAL MEETING             [ ]
                                                                                 I DO NOT PLAN TO ATTEND THE ANNUAL MEETING      [ ]
   Nominee: Arthur S. Pearson
   Nominee: Carl W. Schafer                                                      If you receive more than one Proxy Card, please
                                                                                 sign and Return all such cards in the accompanying
                                                                                 envelope. Please return promptly in the enclosed
                                                                                 envelope which requires no postage if mailed in the
                                                                                 U.S.A.




Signature(s)______________________________________________________               Date _______________________________________

Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                         CUT ALONG LINE AND DETACH HERE